Exhibit 21.1

                         WORKFLOW MANAGEMENT, INC.


                         UNITED STATES SUBSIDIARIES

WORKFLOW MANAGEMENT, INC.
OWNS 100% OF THE OUTSTANDING STOCK OR
MEMBERSHIP INTERESTS OF THE FOLLOWING:

         Penn-Grover Envelope Corp., a New York corporation
         Hano Document Printers, Inc., a Virginia corporation
         SFI of Delaware, LLC, a Delaware limited liability company Pacific Admail, Inc., a California corporation
         DirectPro LLC, a New York limited liability company
         United Envelope, LLC, a Delaware limited liability company Premier Graphics, Inc., a South Carolina corporation
         Freedom Graphic Services, Inc., a New Jersey corporation
         TLB, Inc., a Virginia corporation
         Workflow Management Acquisition Corp., a New Jersey corporation

SFI OF DELAWARE, LLC
OWNS 100% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         Superior Graphics, Inc., a New York corporation
         Graphic Management Corporation, a Wisconsin corporation
         SFI of Puerto Rico, Inc., a Delaware corporation

UNITED ENVELOPE, LLC
OWNS 100% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         Huxley Envelope Corp., a New York corporation
         Rex Envelope Co., Inc., a New York corporation
         Pocono Envelope Corp., a Pennsylvania corporation
         Astrid Offset Corp., a New York corporation

WORKFLOW MANAGEMENT ACQUISITION CORPORATION OWNS 100% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         Universal Folding Box Co., Inc., a New York corporation


DIRECTPRO LLC
OWNS 100% OF THE MEMBERSHIP INTEREST OF THE FOLLOWING:
         DirectPro West LLC, an Ohio limited liability company



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                      CANADIAN SUBSIDIARIES


WORKFLOW MANAGEMENT, INC.
- OWNS 100% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         1186202 Ontario Limited, an Ontario corporation

- OWNS 100% OF THE CLASS A SHARES OF THE FOLLOWING:

         3303471 CANADA, INC., A CANADIAN FEDERAL CORPORATION

- OWNS 36.78% OF THE CLASS B, C AND D SHARES OF THE FOLLOWING:

         Data Business Forms Limited, an Ontario corporation


1186202 ONTARIO LIMITED
OWNS 100% OF THE COMMON STOCK OF THE FOLLOWING:

         3303471 CANADA, INC., A CANADIAN FEDERAL CORPORATION


3303471 CANADA, INC.
OWNS 63.22% OF THE CLASS B, C AND D SHARES OF THE FOLLOWING:

         Data Business Forms Limited, an Ontario corporation


DATA BUSINESS FORMS LIMITED
- OWNS 11.5% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         Sundog Printing Limited, an Alberta corporation

- OWNS 100% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         517244 Alberta, Ltd., an Alberta corporation

- OWNS 100% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         408446 Alberta, Inc., an Alberta corporation


517244 ALBERTA, LTD.
OWNS 25.0% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         Sundog Printing Limited, an Alberta corporation

408446 ALBERTA, INC.
OWNS 63.5% OF THE OUTSTANDING STOCK OF THE FOLLOWING:

         Sundog Printing Limited, an Alberta corporation